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                        LONG-TERM INCENTIVE COMPENSATION PLAN
                       (As amended effective February 23, 1999)

1. PURPOSE. The purpose of Wells Fargo & Company's Long-Term Incentive Compensation Plan (the "Plan") is to motivate key employees to produce a superior return to the stockholders of Wells Fargo & Company by offering them an opportunity to participate in stockholder gains, by facilitating stock ownership and by rewarding them for achieving a high level of corporate financial performance. The Plan is also intended to facilitate recruiting and retaining talented executives for key positions by providing an attractive capital accumulation opportunity.

2.   DEFINITIONS.

     2.1 The following terms, whenever used in this Plan, shall have the meanings set forth below:

            (a) "Affiliate" means any corporation or limited liability company, a majority of the voting stock or membership interests of which is directly or indirectly owned by the Company, and any partnership or joint venture designated by the Committee in which any such corporation or limited liability company is a partner or joint venturer.

            (b) "Award" means a grant made under this Plan in the form of Performance Shares, Restricted Stock, Stock Options, Performance Units, Stock Appreciation Rights, or Stock.

            (c)  "Board" means the Board of Directors of the Company.

            (d) "Committee" means a committee selected by the Board and consisting of two or more members of the Board.

            (e) "Company" means Wells Fargo & Company, a Delaware corporation formerly known as Norwest Corporation.

            (f) "Employee" means a regular salaried employee (including an officer or director who is also an employee) of the Company or an Affiliate.

            (g) "Fair Market Value" as of any date means the immediately preceding trading day's closing price of a share of Stock as reported by the consolidated tape of the New York Stock Exchange.

            (h) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422A of the Internal Revenue Code of 1986, as amended.

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            (i)  "Non-Qualified Stock Option" means an Option other than an
                 Incentive Stock Option.

            (j)  "Option" means a right to purchase Stock.

            (k) "Participant" means a person designated by the Committee to receive an Award under the Plan who is an Employee at the time of such designation.

            (l) "Performance Cycle" means the period of time of not fewer than two years nor more than five years as specified by the Committee over which Performance Shares or Performance Units are to be earned.

            (m) "Performance Shares" means an Award made pursuant to Section 6 which entitles a Participant to receive Shares, their cash equivalent or a combination thereof based on the achievement of performance targets during a Performance Cycle.

            (n) "Performance Units" means an Award made pursuant to Section 6 which entitles a Participant to receive cash, Stock or a combination thereof based on the achievement of performance targets during a Performance Cycle.

            (o) "Plan" means this Long-Term Incentive Compensation Plan, as amended from time to time.

            (p) "Restricted Stock" means Stock granted under Section 7 that is subject to restrictions imposed pursuant to said Section.

            (q) For all Awards outstanding on November 2, 1998, "Retirement" means retirement which would entitle a Participant to a benefit under Section 6.1 or Section 6.2 of the Norwest Corporation Pension Plan or under Section 4.1 or Section 4.2 of the Norwest Financial Pension Plan if such plans had remained in effect under their terms as of November 2, 1998. For all Awards granted subsequent to November 2, 1998, "Retirement" means termination of employment after reaching the earlier of (i) age 55 with 10 completed years of service, or (ii) 80 points (with one point credited for each completed age year and one point credited for each completed year of service), or (iii) age 65. For purposes of this definition, a Participant is credited with one year of service after completion of each full 12-month period of employment with the Company or an Affiliate as determined by the Company or Affiliate.

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            (r)  "Share" means a share of Stock.

            (s) "Stock" means the common stock, $1-2/3 par value per share, of the Company.

            (t) "Stock Appreciation Right" means the right to receive a payment in cash or in Stock or a combination thereof in an amount equal to the excess of the Fair Market Value of the Stock at the time of exercise over the Fair Market Value of the Stock at the time of grant.

            (u) "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who may acquire the right to exercise an Option or to receive Shares issuable in satisfaction of an Award, by bequest or inheritance.

            (v) "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock are in effect.

     2.2 GENDER AND NUMBER. Except when otherwise indicated by context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

3. ADMINISTRATION. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have exclusive power to determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award. The Committee's interpretation of the Plan and of any Awards made under the Plan shall be final and binding on all persons with an interest therein. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan.

4. SHARES AVAILABLE UNDER THE PLAN; LIMITATION ON AWARDS. The maximum number of Shares that may be issued under this Plan on and after April 28, 1998 (in addition to Shares which prior to April 28, 1998 were subject to Awards) shall not exceed the sum of (i) the number of Shares available for, but not yet subject to, an Award as of April 28, 1998, plus (ii) 37,000,000 Shares. These Shares may consist, in whole or in part, of authorized but unissued Stock or treasury Stock not reserved for any other purpose. Any Shares subject to the terms and conditions of an Award under this Plan which are forfeited or not issued because the terms and conditions of the Award are not met or for which payment is not made in Stock and any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised may again be used for an Award under the Plan. No Employee may

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     be awarded in any calendar year Options or Stock Appreciation Rights covering an aggregate of more than 7,000,000 Shares. On and after the date referred to in clause (i) above, no more than five percent of the sum of the numbers of Shares described in clauses (i) and (ii) above shall be issued pursuant to Awards of unrestricted Stock not granted in lieu of salary, cash bonus or other cash compensation, Awards of Performance Shares or Performance Units earned over a Performance Cycle of less than three years, and Awards of Restricted Stock having Terms of less than three years at the time of grant.

5. PARTICIPATION. Participation in the Plan shall be limited to key Employees of the Company or an Affiliate selected by the Committee. Participation is entirely at the discretion of the Committee, and is not automatically continued after an initial period of participation.

6. PERFORMANCE SHARES AND PERFORMANCE UNITS. An Award of Performance Shares or Performance Units under the Plan shall entitle the Participant to future payments or Shares or a combination thereof based upon the achievement of pre-established performance targets.

     6.1 AMOUNT OF AWARD. The Committee shall establish a maximum amount of a Participant's Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.

     6.2 COMMUNICATION OF AWARD. Written notice of the maximum amount of a Participant's Award and the Performance Cycle determined by the Committee shall be given to a Participant as soon as practicable after approval of the Award by the Committee.

     6.3 AMOUNT OF AWARD PAYABLE. The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Cycle. Performance targets established by the Committee shall relate to corporate, group, unit or individual performance and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets, or such other measures or standards determined by the Committee. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Achievement of the maximum performance target shall entitle the Participant to payment (subject to Section 6.5) at the full or maximum amount specified with respect to the Award; provided, however, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Shares the Committee in its discretion may

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            establish an upper limit on the amount payable (whether in cash or Stock) as a result of the achievement of the maximum performance target. The Committee may also establish that a portion of a full or maximum amount of a Participant's Award will be paid (subject to Section 6.5) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

     6.4 ADJUSTMENTS. At any time prior to payment of a Performance Share or Performance Unit Award, the Committee may adjust previously established performance targets or other terms and conditions to reflect events such as changes in law, regulation, or accounting practice, or mergers, acquisitions or divestitures.

     6.5 PAYMENT OF AWARDS. Following the conclusion of each Performance Cycle, the Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination. Payment shall be made in a lump sum or installments, as determined by the Committee, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to such terms and conditions and in such form as may be prescribed by the Committee. Payment in Stock may be in Restricted Stock.

     6.6 TERMINATION OF EMPLOYMENT. If a Participant ceases to be an Employee before the end of a Performance Cycle by reason of his death, permanent disability or Retirement, the Performance Cycle for such Participant for the purpose of determining the amount of Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Participant ceased to be an Employee. The amount of an Award payable to a Participant to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an Employee and the denominator of which is the number of full calendar quarters in the Performance Cycle. Upon any other termination of employment of a Participant during a Performance Cycle, participation in the Plan shall cease and all outstanding Awards of Performance Shares or Performance Units to such Participant shall be cancelled.

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7.   RESTRICTED STOCK AWARDS.  An Award of Restricted Stock under the Plan shall consist of Shares subject to restrictions on transfer, conditions of forfeiture, and such other terms and conditions as the Committee shall determine.

     7.1 AGREEMENTS. An Award of Restricted Stock shall be evidenced by a Restricted Stock agreement in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which shall include the following terms and conditions:

            (a) RESTRICTIONS. A statement of the terms, conditions, and restrictions to which the Restricted Stock awarded is subject, including, without limitation, terms requiring forfeiture and imposing restriction on transfer for such Term or Terms as shall be determined by the Committee subject to the provisions of this Plan. The Committee shall have the authority to permit in its discretion an acceleration of the expiration of the applicable Term with respect to any part or all of the Restricted Stock awarded to a Participant in connection with severance arrangements or changes in law, regulation or accounting practice.

            (b) LAPSE OF RESTRICTIONS. A statement of the terms and any other conditions upon which any restrictions upon Restricted Stock awarded shall lapse, as determined by the Committee subject to the provisions of this Plan. Upon the lapse of the restrictions, Shares free of restrictive legend, if any, shall be issued to the Participant or his Successor.

     7.2 TERM. Subject to acceleration of the expiration of the Term as provided in or permitted by this Plan, the minimum Term for Restricted Stock shall be three years unless the lapse of restrictions is conditioned on the achievement of one or more pre-established performance targets, in which case the minimum Term shall be not less than one year, or the Restricted Stock is granted in lieu of salary, cash bonus or other cash compensation, in which case there may be no minimum Term.

     7.3 NONTRANSFERABILITY. Restricted Stock awarded, and the right to vote such Restricted Stock and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, or otherwise encumbered, during the Term applicable to the Award. A Participant with a Restricted Stock Award shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote the Shares.

     7.4 TERMINATION OF EMPLOYMENT. If a Participant ceases to be an Employee prior to the lapse of restrictions by reason of his death, permanent

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            disability or Retirement, all restrictions on Shares of
            Restricted Stock held for his benefit shall immediately lapse. Upon any other termination of employment prior to the lapse of restrictions, participation in the Plan shall cease and all Shares of Restricted Stock held for the benefit of a Participant shall be forfeited by the Participant.

     7.5 CERTIFICATES. Each certificate issued in respect to an Award of Restricted Stock shall be deposited with the Company or its designee and may, at the election of the Committee, bear the following legend:

                 "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Long-Term Incentive Compensation Plan and an Agreement entered into between the registered owner and Wells Fargo & Company. Release from such terms and conditions shall obtain only in accordance with the provisions of the Plan and Agreement, a copy of each of which is on file in the office of the Secretary of Wells Fargo & Company."

8. STOCK AWARDS. Awards of Stock without restrictions may be made according to terms and conditions established by the Committee.

9.   STOCK OPTIONS.

     9.1 AGREEMENTS. An Award of an Option shall be evidenced by a document or other communication containing such terms and conditions as the Committee shall approve from time to time, which terms and conditions shall include the following:

            (a) TYPE OF OPTION; NUMBER OF SHARES. A statement identifying the Option represented thereby as an Incentive Stock Option or Non-Qualified Stock Option, as the case may be, and the number of Shares to which the Option applies.

            (b) OPTION PRICE. A statement of the purchase price of the Stock subject to Option which shall not be less than the Fair Market Value, and in any event not less than the par value, of the Stock on the date the Option is granted.

            (c) EXERCISE TERM. A statement of the Term of each Option granted as established by the Committee, provided that no Option shall be exercisable after ten years from the date of grant. The Committee shall have the authority to permit an acceleration of previously established Terms, at its discretion.

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            (d)  PAYMENT FOR SHARES.  A statement that the purchase price of the Shares with respect to which an Option is exercised shall be payable at the time of exercise in accordance with procedures established by the Company. The purchase price may be payable in cash, in Stock having a Fair Market Value on the date the Option is exercised equal to the Option price of the Stock being purchased pursuant to the Option, or a combination thereof, as the Committee shall determine. The Committee may, either at the time the Option is granted or any time before it is exercised, subject to such limitations as the Committee may determine, authorize payment of the purchase price of the Option by delivery to the Company of irrevocable instructions to a broker, or some other communication acceptable to the Company, requiring prompt delivery to the Company of the amount of sale proceeds to pay the Option purchase price and all applicable withholding taxes resulting from such exercise.

            (e) NONTRANSFERABILITY. Each Option agreement shall state that the Option is not transferable other than by will, the laws of descent and distribution or by the Participant designating a beneficiary in accordance with this Section 9.1(e). During the lifetime of the Participant, Options may be exercised only by the Participant or by the Participant's legal representative. The Participant may, by completing and signing a written beneficiary designation form which is delivered to and accepted by the Company, designate a beneficiary to exercise and receive any outstanding Options (and all outstanding Stock Appreciation Rights granted in conjunction with Options) upon the Participant's death. If at the time of the Participant's death there is not on file a fully effective beneficiary designation form, or if the designated beneficiary did not survive the Participant, the legal representative of the Participant's estate shall have the right to exercise the Option.

            (f) INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, each Option agreement shall be subject to any terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify the Option as an Incentive Stock Option (within the meaning of Section 422A of the Internal Revenue Code of 1986, or any amendment or regulation pertaining to it) or any other law or regulation providing special tax treatment for stock options and related stock. Provided, however, that the aggregate Fair Market Value (as determined at the effective date of the grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000.

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     9.2    TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT.

            (a) If a Participant ceases to be an Employee by reason of his death, permanent disability or Retirement, each outstanding Option shall become exercisable to the extent and for such period or periods determined by the Committee but not beyond the expiration date of said Option. If a Participant dies before exercising all outstanding Options, the outstanding Options shall be exercisable by the Participant's beneficiary determined in accordance with Section 9.1(e).

            (b) If a Participant ceases to be an Employee by reason of his death, permanent disability or Retirement, each outstanding Stock Appreciation Right granted in conjunction with an Option shall become exercisable to the extent and for such period or periods determined by the Committee but not beyond the expiration date of said Stock Appreciation Right. If a Participant dies before exercising all outstanding Stock Appreciation Rights granted in conjunction with Options, said outstanding Stock Appreciation Rights shall be exercisable by the Participant's beneficiary determined in accordance with
                 Section 9.1(e).

     9.3 TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH, DISABILITY, OR RETIREMENT. Except as otherwise determined by the Committee, in the event a Participant ceases to be an Employee for any reason other than his death, permanent disability or Retirement, all rights of the Participant under this Plan shall immediately terminate without notice of any kind.

10. STOCK APPRECIATION RIGHTS. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) a specified price which shall not be less than 100% of the Fair Market Value of the Shares at the time of grant. Stock Appreciation Rights may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected. A Stock Appreciation Right may not be exercised at any time when the Fair Market Value of the Shares of Stock to which it relates does not exceed the exercise price of the Option associated with those Shares.

     10.1 AGREEMENT. An Award of a Stock Appreciation Right shall be evidenced by a Stock Appreciation Right agreement in such form and not inconsistent with this Plan as the Committee shall approve from time to

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            time, which shall include a statement of the Term within which the Stock Appreciation Right may be exercised subject to terms and conditions prescribed by the Committee, provided that no Stock Appreciation Right shall be exercisable after ten years from the date of grant. The Committee shall have the authority to permit an acceleration of previously established exercise Terms.

     10.2 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. If a Participant ceases to be an Employee by reason of his death, permanent disability or Retirement, each Stock Appreciation Right then outstanding which was granted independent of any Option shall become exercisable to the extent and for such period or periods determined by the Committee but not beyond the expiration date of said Stock Appreciation Right.

     10.3 TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH, DISABILITY, OR RETIREMENT. Except as otherwise determined by the Committee, in the event a Participant ceases to be an Employee for any reason other than his death, permanent disability or Retirement, all rights of the Participant under this Plan shall immediately terminate without notice of any kind.

     10.4 PAYMENT. Upon exercise of a Stock Appreciation Right, payment shall be made in the form of cash or Stock or some combination thereof as determined by the Committee. However, notwithstanding any other provisions of this Plan, in no event may the payment (whether in cash or Stock) upon exercise of a Stock Appreciation Right exceed an amount equal to 100% of the Fair Market Value of the Shares at the time of grant.

11. NONTRANSFERABILITY OF RIGHTS. Except as otherwise set forth in this Plan, no rights under any Award will be transferable other than by will or the laws of descent and distribution, and the rights and the benefits of any Award may be exercised and received during the lifetime of the Participant only by the Participant or by the Participant's legal representative.

12.  TERMINATION OF EMPLOYMENT.

     12.1 Transfers of employment between the Company and an Affiliate, or between Affiliates, will not constitute termination of employment for purposes of any Award.

     12.2 The Committee may specify in the agreement relating to an Award whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Award and the Plan.

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13.  REORGANIZATION.  If substantially all of the assets of the Company are acquired by another corporation or in case of a reorganization of the Company involving the acquisition of the Company by another entity, then as to each Participant who is an Employee immediately prior to the consummation of the transaction:

     (a) All outstanding Options and Stock Appreciation Rights shall become exercisable immediately prior to the consummation of the transaction.

     (b) All restrictions with respect to Restricted Stock shall lapse immediately prior to the consummation of the transaction.

     (c) All Performance Cycles for the purpose of determining the amounts of Awards of Performance Shares and Performance Units payable shall end at the end of the calendar quarter immediately preceding the consummation of the transaction. The amount of an Award payable shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters completed in the Performance Cycle through the end of the calendar quarter immediately preceding the consummation of the transaction and the denominator of which is the number of full calendar quarters in the Performance Cycle. The amount of an Award payable shall be paid within sixty days after consummation of the transaction.

     The Committee shall take such action as in their discretion may be necessary or advisable to carry out the provisions of this Section.

14. BOARD CHANGES. On the date that a majority of the Board shall be persons other than persons (a) for whose election proxies shall have been solicited by the Board or (b) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships, then as to any Participant who is an Employee immediately prior to said date and who ceases to be an Employee within six months after said date for any reason other than as a result of death, permanent disability or Retirement:

     (i) All outstanding Options and Stock Appreciation Rights shall become immediately exercisable and may be exercised at any time within six months after the Participant ceases to be an Employee.

     (ii) All restrictions with respect to Restricted Stock shall lapse and Shares free of restrictive legend shall be delivered to the Participant.

     (iii) All Performance Cycles for the purpose of determining the amounts of Awards of Performance Shares and Performance Units payable shall end

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            at the end of the calendar quarter immediately preceding the date on which said Participant ceased to be an Employee. The amount of an Award payable to said Participant shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an Employee and the denominator of which is the number of full calendar quarters in the Performance Cycle. The amount of an Award payable shall be paid within sixty days after said Participant ceases to be an Employee.

     The Committee shall take such action as in their discretion may be necessary or advisable to carry out the provisions of this Section.

15.  EFFECTIVE DATE OF THE PLAN.

     15.1 EFFECTIVE DATE. The Plan shall become effective as of September 25, 1984 upon the approval and ratification of the Plan by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the stockholders of the Company.

     15.2 DURATION OF THE PLAN. The Plan shall remain in effect until all Stock subject to it shall be distributed, until the Term of all Options or Stock Appreciation Rights granted under this Plan shall expire, until all restrictions on Restricted Stock granted under this Plan shall lapse, or until the Performance Cycle for any Performance Shares or Performance Units awarded under this Plan shall end.

16. RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate employment of the Participant.

17. WITHHOLDING TAXES. The Company and its Affiliates shall have the right to deduct from all payments under this Plan, whether in cash or in Stock, an amount necessary to satisfy any federal, state or local withholding tax requirements.

18. DEFERRAL OF PAYMENTS. The Company may, from time to time, establish rules and conditions under which a Participant may defer the payment of Awards. Such terms and conditions shall be included in a deferral agreement signed by a Participant electing such deferral.

19. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board or Committee may at any time terminate, suspend or modify the Plan, except that the Board or Committee will not, without authorization of the stockholders of the

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     Company, effect any change (other than through adjustment for changes in capitalization as provided in Section 20) which will:

     (a) Increase the total amount of Stock which may be awarded under the Plan.

     (b)    Change the class of Employees eligible to participate in the Plan.

     (c)    Withdraw the administration of the Plan from the Committee.

     (d) Permit any person, while a member of the Committee, to be eligible to participate in the Plan.

     (e)    Extend the duration of the Plan.

     No termination, suspension, or modification of the Plan will adversely affect any right acquired by any Participant or any Successor under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in
     Section 20 does not adversely affect any right.

20. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Any change in the number of outstanding Shares occurring through Stock splits, reverse Stock splits, or Stock dividends after the grant of an Award will be reflected proportionately in the aggregate number of Shares then available for Awards and in the number of Shares subject to Awards then outstanding; and a proportionate change will be made in the per share Option price as to any outstanding Options. Any fractional Shares resulting from adjustments will be rounded to the nearest whole Share.


7/22/97
10/2/97
4/28/98
7/28/98
2/23/99

                                   WELLS FARGO
                      LONG-TERM INCENTIVE COMPENSATION PLAN
                         RESTRICTED STOCK GRANT AGREEMENT


This Restricted Stock Agreement (this "Agreement") between Wells Fargo & Company (the "Company"), and ________________________ (the "Participant") is dated as of __________________. The purpose of this Agreement is to implement the Company's Long-Term Incentive Compensation Plan, as amended ("Plan").

1.     GRANT - GRANT NUMBER: RS   .  The Company hereby grants Participant
       _______ shares of the Company's Restricted Stock (the "Restricted Stock Grant") subject to the terms of this Agreement.

2. TRANSFER RESTRICTION Participant may not sell, assign, pledge, encumber or otherwise transfer any of the shares of the Restricted Stock Grant until the Restriction Lapse described in paragraph 3 below ("Transfer Restriction"). Prior to the Restriction Lapse, any stock certificates issued to Participant for the Restricted Stock Grant shall be in the sole custody of the Company.

3. RESTRICTION LAPSE Subject to the terms of the Plan, the Transfer Restriction on the Restricted Stock Grant shall lapse in accordance with the following schedule (if not forfeited prior to that date):

            (a) thirty percent of the Restricted Stock Grant (rounded down to the nearest whole share) on the third anniversary of the grant (____________, 20__); and
            (b) an additional thirty percent of the Restricted Stock Grant (rounded down to the nearest whole share) on the fourth anniversary of the grant (_______________, 20__); and
            (c) the remainder of the Restricted Stock Grant on the fifth anniversary of the grant (________, 20__)

       Provided, however, that if Participant is an Employee immediately prior to a reorganization as described in Section 13 of the Plan, the Transfer Restriction shall lapse immediately prior to the consummation of the reorganization for the entire Restricted Stock Grant. In addition, if Participant is an Employee immediately prior to a change in the Board as described in Section 14 of the Plan and thereafter within six months after said change in the Board terminates his or her employment with the Company or an Affiliate for any reason other than death, permanent disability or Retirement, the Transfer Restriction shall lapse on said termination date for the entire Restricted Stock Grant.

       Upon lapse of the Transfer Restriction, stock certificates issued to Participant for said shares shall be delivered to the Participant.

4. FORFEITURE Participant's right to retain the Restricted Stock Grant, or any portion thereof, is subject to his/her continuous employment by the Company or an Affiliate until the Restriction Lapse. If Participant's employment by the Company or an Affiliate terminates for any reason prior to the Restriction Lapse, the Restricted Stock Grant (or the relevant portion(s) thereof) shall be forfeited and revert to the Company. However, no such forfeiture shall occur if the termination of the Participant's employment is due to the Participant's death, permanent disability or Retirement.

5. VOTING POWER AND TAXES Prior to the earlier of the Restriction Lapse or forfeiture of the Restricted Stock Grant, Participant shall have voting power with respect to said shares and shall receive dividends thereon. Any dividends or other distributions with respect to the Restricted Stock Grant which are payable in Stock shall be subject to the same restrictions then applicable to the Restricted Stock Grant and shall thereafter be considered Restricted Stock for purposes of this Agreement. If Participant recognizes ordinary income on the Restricted Stock Grant or any related payments, it may be necessary to withhold income taxes and social security taxes. Participant agrees to pay the Company or its Affiliate to satisfy any withholding obligations.
       Payment may be made by Participant in cash or, at Participant's election, the Company may withhold from the Shares to be issued the number of Shares (based on the Fair Market Value of the Stock as of the date of the Restriction Lapse) that would satisfy the withholding taxes due (except that any fractional share amount shall be paid by the Participant in cash). The Company will not be obligated to deliver any stock certificates for said Shares until withholding obligations are met.

6. DEFINITIONS Capitalized terms not otherwise defined herein are used as defined in the Plan.

7. This Agreement is subject to the Plan and to the extent this Agreement and the Plan are inconsistent, the Plan shall govern. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate Participant's employment at any time, nor confer upon Participant any right to continue in the employ of the Company or any of its Affiliates.

8. This Agreement, together with the Plan, is the entire Agreement between the Participant and the Company with regard to the Restricted Stock Grant and may not be modified except in writing, signed by both parties hereto. This Agreement is binding on the parties hereto and their respective successors and assigns. It is governed and construed in accordance with the laws of Delaware.

       IN WITNESS WHEREOF, the Participant and the Company have executed this Agreement as of the date above.


WELLS FARGO & COMPANY




By:
    --------------------------------------
Its: Executive Vice President



------------------------------------------
Participant

                                  WELLS FARGO
                     LONG-TERM INCENTIVE COMPENSATION PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                  WITH RIGHT TO ACQUIRE A RELOAD STOCK OPTION

NAME:         Name                 SOC. SEC. NO.:     SSN
GRANT DATE:                        EXPIRATION DATE:   [10 years from grant date]
SHARES:       # shares             EXERCISE PRICE:

1. GRANT OF OPTION. Wells Fargo & Company (the "Company") has granted to you an option ("Option") to purchase _______ shares (the "Shares") of Wells Fargo & Company common stock ("Common Stock"). The Option is granted subject in all respects to the terms of the Company's Long-Term Incentive Compensation Plan (the "Plan").

2. TERM, VESTING AND EXERCISE OF OPTION. The term of this Option commences on [Grant Date] and, except as provided in paragraph 3 below, ends on [Expiration Date], provided you are continuously employed by the Company or an Affiliate ("Wells Fargo"). If your employment with Wells Fargo is terminated, the Option may be exercised only as described in paragraph 3 below. While you are alive, the Option may be exercised only by you or your legal representative.

Except as provided in paragraph 3 below, this Option becomes exercisable ("vests") according to the following table provided it has not been terminated before such date in accordance with the provisions of this Option:

                     Shares   shares on    Date
                     Shares   shares on    Date
                     Shares   shares on    Date

To exercise all or part of the Option you must deliver a "Notice of Exercise," in such form as the Company authorizes, along with payment as described herein of the exercise price and all applicable withholding taxes. You must pay the exercise price on the day you exercise the Option (a) in cash, (b) in whole shares of Common Stock valued at their Fair Market Value (the prior trading day's closing price), or (c) by delivering, with your Notice of Exercise, irrevocable instructions to a broker to promptly deliver to the Company the amount of the exercise price and all applicable withholding taxes. If Stock is used to pay the exercise price ("swap transaction"), the Stock used (i) must have been owned by you for at least six months prior to the date of exercise or purchased by you in the open market; and (ii) must not have been used in a stock-for-stock swap transaction within the preceding six months. You shall not have any rights as a stockholder with respect to the Shares of Common Stock subject to the Option until you have exercised the Option for such Shares.

3. RETIREMENT, DISABILITY, DEATH OR OTHER TERMINATION OF EMPLOYMENT. If your termination of employment is due to Retirement, your Option will immediately vest and become exercisable until the expiration date or until one year after your date of death, whichever occurs first. If you become permanently disabled while you are employed by Wells Fargo, then your entire Option is immediately vested and exercisable and will remain exercisable until one year after your date of death or until the Option expires, whichever occurs first. If you die while you are employed by Wells Fargo, the entire Option is immediately vested and exercisable, and the beneficiary as set forth in the Plan may exercise the Option until one year after the date of your death or until the Option expires, whichever occurs first.

If you leave Wells Fargo's employment for any reason other than death, permanent disability, Retirement, or discharge for cause, you may exercise at any time within three (3) months after the date of termination that part of the Option which was exercisable on the date of termination. If you are discharged for cause, the Option will expire upon receipt by you of oral or written notice of termination.

4. COMPLIANCE AND WITHHOLDING TAXES. The issuance of Shares upon the exercise of the Option shall be subject to compliance by the Company and you with all applicable requirements of law relating thereto, including withholding tax obligations, and with all applicable regulations of any stock exchange on which the Common Stock may be listed at the time of such issuance. You agree to satisfy all withholding tax obligations applicable to the acquisition of Shares under the Option or the disposition of such Shares that the Company deems necessary. Income taxes are computed based on the difference between the Fair Market Value of the Shares acquired as of the date of exercise and the exercise price for those Shares. Taxes may be paid either in cash or, if you elect, by having the Company withhold from the Shares to be issued a number of Shares (valued at their Fair Market Value as of the date of exercise) necessary to satisfy the taxes. The Company is not obligated to exercise the Option and/or deliver the Shares until all payment obligations are met.

5. RELOAD OPTION. If you exercise this Option while you are employed by Wells Fargo and pay the exercise price in Stock as described herein, you are hereby granted a non-qualified reload stock option ("Reload Option") at the Fair Market Value as of the date of such exercise. The Reload Option will be for the number of whole Shares used in the swap exercise to pay the exercise price plus a number of Shares with respect to the tax liability related to the exercise. Subject to the provisions of paragraph 3, the Reload Option may be exercised between the date of grant and the date of expiration of this Option. The Reload Option shall be subject to the terms and conditions of this Agreement, as modified by this paragraph 5. No Reload Option is granted if this Option is exercised after your Retirement, permanent disability, death or other termination of employment. No Reload Option is granted upon exercise of the Reload Option.

6. TRANSFERABILITY OF OPTION. The Option may be transferred only by will, the laws of descent and distribution or by your designating a beneficiary in accordance with Section 9.1(e) of the Plan.

7. NO AGREEMENT FOR WELLS FARGO TO CONTINUE YOUR EMPLOYMENT. Nothing in this Agreement gives you any right to continued employment and Wells Fargo may terminate you at any time for any reason.

8. GENERAL RESTRICTIONS. The Company may delay the exercise of the Option if it determines that (a) the Shares subject to the Option should be listed, registered or qualified on any securities exchange or under any law, or (b) the consent of a regulatory body is desirable.

9. ADDITIONAL PROVISIONS AND INTERPRETATION OF THIS AGREEMENT. This Agreement is subject to the provisions of the Plan. Capitalized terms not defined in this Agreement are used as defined in the Plan. If the Plan and this Agreement are inconsistent, provisions of the Plan will govern. Interpretations of the Plan and this Agreement by the Committee are binding on you and the Company.